UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) of the

                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: April 15, 2003
                                 --------------

                           SANDATA TECHNOLOGIES, INC.

                           ---------------------------

               (Exact name of registrant as specified in charter

 Delaware                          000-14401                      11-2841799
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(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)



                       -----------------------------------

              26 Harbor Park Drive, Port Washington, New York 11050

       -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (516) 484-4400

                                 --------------
              (Registrant's telephone number, including area code)


                              ---------N/A--------

          (Former name or former address, if changed since last report)
 ------------------------------------------------------------------------------

Item 5.           Other Events.

     On April 15, 2003, Sandata Technologies, Inc., Sandata Acquisition Corp., Bert E. Brodsky, Hugh Freund and Gary Stoller executed a Second Amendment to the Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Acquisition Corp., Bert E. Brodsky, Hugh Freund, Gary Stoller and Sandata Technologies, Inc., dated as of April 15, 2003. The Amendment changes the last date on which the closing of the merger can occur from April 15, 2003 to August 15, 2003 in order to allow Sandata additional time to solicit proxies from its stockholders.


Item 7(c).        Exhibits.

Exhibit 2.1 Second Amendment to the Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Acquisition Corp., Bert E. Brodsky, Hugh Freund, Gary Stoller and Sandata Technologies, Inc., dated as of April 15, 2003.

Exhibit 99.1      Press Release issued by Sandata Technologies, Inc. on
                  April 15, 2003.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  SANDATA TECHNOLOGIES, INC.


         Date:  April 15, 2003                    By:/s/ Bert E. Brodsky
                                                     --------------------------
                                                         Bert E. Brodsky
                                                         Chairman and
                                                         Chief Executive Officer

                                  Exhibit Index

  Exhibit Number          Description
  ---------------        ---------------

  2.1 Second Amendment to the Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Acquisition Corp., Bert E. Brodsky, Hugh Freund,
                     Gary Stoller and Sandata Technologies, Inc., dated as of April 15, 2003.

  99.1               Press Release issued by Sandata Technologies, Inc.
                     on April 15, 2003.

                                                                     Exhibit 2.1

                SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     SECOND AMENDMENT (this "Amendment"), dated as of April 15, 2003, by and among Sandata Acquisition Corp., Delaware corporation ("Purchaser"), Bert E. Brodsky ("Brodsky"), Hugh Freund ("Freund"), Gary Stoller ("Stoller") and Sandata Technologies, Inc. ("Target").

     WHERAS, Purchaser, Brodsky, Freund, Stoller and Target are party to an Agreement and Plan of Merger, dated as of October 28, 2002, as amended by a First Amendment to Agreement and Plan of Merger, dated as of January 27, 2003 (as amended, the "Merger Agreement"),

     WHEREAS, Section 2.9 of the Merger Agreement provides that the Closing (as such term is defined in the Merger Agreement) shall, among other things, occur no later than April 15, 2003,

     WHEREAS, Section 7.1(ii) of the Merger Agreement provides that the Merger Agreement may be terminated by Target if any of the conditions set forth in Sections 6.1 and/or 6.3 would be incapable of being satisfied by April 15, 2003 and shall not have been waived,

     WHEREAS, Section 7.1(iii) of the Merger Agreement provides that the Merger Agreement may be terminated by Purchaser and Key Stockholders (as such term is defined in the Merger Agreement) if any of the conditions set forth in Sections
6.1 and/or 6.2 would be incapable of being satisfied by April 15, 2003,

     WHEREAS, Section 7.1(iv) of the Merger Agreement provides that the Merger Agreement may be terminated by either Purchaser or Target if the Merger (as such term is defined in the Merger Agreement) shall not have been consummated on or prior to April 15, 2003,

     WHEREAS, Purchaser, Brodsky, Freund, Stoller and Target now wish to further amend the Merger Agreement to extend the foregoing date for the Closing and termination from April 15, 2003 to August 15, 2003.

     NOW THEREFORE, in consideration of the mutual benefits being conferred by the Merger Agreement and the representations, warranties, covenants and agreements contained herein and therein, the parties to the Merger Agreement agree as follows:

     1. Section 2.9 of the Merger Agreement, titled Closing, is hereby amended by deleting April 15, 2003 and inserting August 15, 2003 so that the Closing shall, among other things, occur no later than August 15, 2003.

     2.  Section 7.1 of the Merger  Agreement,  titled  Termination,  subsection
(ii), is hereby amended by deleting April 15, 2003 and inserting August 15, 2003, so that the Merger Agreement may be terminated by Target if any of the conditions set forth in Sections 6.1 and/or 6.3 would be incapable of being satisfied by August 15, 2003 and shall not have been waived.

     3.  Section 7.1 of the Merger  Agreement,  titled  Termination,  subsection
(iii), is hereby amended by deleting April 15, 2003 and inserting August 15, 2003, so that the Merger Agreement may be terminated by Purchaser and Key Stockholders if any of the conditions set forth in Sections 6.1 and/or 6.2 would be incapable of being satisfied by August 15, 2003.

     4.  Section 7.1 of the Merger  Agreement,  titled  Termination,  subsection
(iv), is hereby amended by deleting April 15, 2003 and inserting August 15, 2003, so that the Merger Agreement may be terminated by either Purchaser or Target if the Merger shall not have been consummated on or prior to August 15, 2003

     5. Other than as specifically set forth in this Amendment, the provisions of the Merger Agreement shall remain in full force and effect.

     6. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     IN WITNESS WHEREOF, Purchaser, Target, Brodsky, Freund and Stoller have caused this Amendment to be signed by their respective officers thereunto duly authorized or individually, as the case may be, all as of the date first above written.

                                           SANDATA ACQUISITION CORP.


                                           By: /s/ David C. Brodsky
                                              ------------------------
                                              Name: David C. Brodsky
                                              Title:  Vice President


                                           SANDATA TECHNOLOGIES, INC.


                                           By: /s/ Bert E. Brodsky
                                               -----------------------
                                               Name: Bert E. Brodsky
                                               Title: Chairman, Chief
                                                      Executive Officer

                                               /s/ Bert E. Brodsky
                                              -----------------------
                                                   Bert E. Brodsky

                                              /s/ Hugh Freund
                                              -----------------------
                                                  Hugh Freund

                                              /s/ Gary Stoller
                                              -----------------------
                                                  Gary Stoller

                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE                                 CONTACT:
                                                      Bert Brodsky
                                                      Chairman
                                                      Sandata Technologies, Inc.
                                                      (516) 484-4400, X200
                                                      bbrodsky@sandata.com

       Sandata Technologies Executes Second Amendment to Merger Agreement

     Port Washington,  NY, April 15, 2003 - Sandata Technologies,  Inc. (NASDAQ:
SAND) announced today that it executed a Second Amendment to the Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Acquisition Corp., Bert E. Brodsky, Hugh Freund, Gary Stoller and Sandata Technologies, Inc., dated as of April 15, 2003. The Amendment changes the last date on which the closing of the merger can occur from April 15, 2003 to August 15, 2003 in order to allow Sandata additional time to solicit proxies from its stockholders.

     SANDATA WILL FILE A PROXY STATEMENT AND OTHER DOCUMENTS REGARDING THE MERGER AGREEMENT DESCRIBED IN THIS PRESS RELEASE WITH THE SEC. SANDATA STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

     Stockholders of the Company will be able to obtain a copy of the proxy statement and other relevant documents filed with the SEC free-of-charge (when available) from the SEC's website at www.sec.gov. The proxy statement will also be available upon request by contacting the Company at our principal office, 26 Harbor Park Drive, Port Washington, New York 11050, 516 484-4400.

     The Company is a leading provider of advanced Information Technology (IT) solutions for payroll and billing, electronic time and attendance services and IT support services.

     This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "will", "believes", "anticipates", "expects" and similar expressions identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of such risks and uncertainties, including but not limited to those discussed above in this press release, as well as risks relating to developments in and regulation of the health-care industry, new technology developments, competitive bidding, risks and uncertainties associated with the Internet and Internet-related products, and other factors, readers are urged to carefully review and consider various disclosures made by the Company in its Annual Report on Form 10-KSB for the most recently completed fiscal year and other Securities and Exchange Commission filings.